SUPERIOR PHARMACEUTICAL COMPANY

                            CONDENSED BALANCE SHEETS
                                   (Unaudited)

                                     ASSETS

                                                      June 30,        June 30,
                                                        1997            1996
                                                        ----            ----

Current assets:
         Cash                                        $   202,910   $      --
         Accounts receivable, net                      2,766,366     4,218,409
         Finished goods inventory                      7,883,739     7,703,209
         Other current assets                            571,511        83,551
                                                     -----------   -----------

            Total current assets                      11,424,525    12,005,170

Property and equipment, net of
 accumulated depreciation and
 amortization of $359,310 and $254,471                   366,728       399,480

Deposits                                                   7,906         4,704
                                                     -----------   -----------

                                                     $11,799,159   $12,409,354
                                                     ===========   ===========

                      LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
         Bank overdraft                              $      --     $ 1,078,530
         Line of credit                                5,514,615     4,000,000
         Notes payable                                      --         146,667
         Accounts payable                              1,534,907     4,387,802
         Accrued payroll and
          payroll taxes                                  268,870       136,735
                                                     -----------   -----------

                  Total current liabilities            7,318,392     9,749,734
                                                     -----------   -----------

Stockholders' equity:
         Common stock                                      1,000         1,000
         Additional paid-in capital                    1,750,000          --
         Retained earnings                             2,729,767     2,658,621
                                                     -----------   -----------

                  Total stockholders' equity           4,480,767     2,659,621
                                                     -----------   -----------

                                                     $11,799,159   $12,409,354
                                                     ===========   ===========





       See accompanying notes to unaudited condensed financial statements.







                         SUPERIOR PHARMACEUTICAL COMPANY

                       CONDENSED STATEMENTS OF OPERATIONS
                                   (Unaudited)



                                                        Six Months Ended
                                                        ----------------
                                                    June 30,         June 30,
                                                      1997             1996
                                                 -------------       --------

Product sales, net                               $ 12,960,819      $ 15,187,923
                                                 ------------      ------------

Costs and expenses:
         Cost of sales                             10,230,865        11,874,606
         Selling, general and
          administrative                            1,959,150         1,718,049
                                                 ------------      ------------

          Total costs and expenses                 12,190,015        13,592,655
                                                 ------------      ------------

          Operating income                            770,804         1,595,268


Interest expense                                     (231,574)         (167,271)
                                                 ------------      ------------

          Net income                             $    539,230      $  1,427,997
                                                 ============      ============








       See accompanying notes to unaudited condensed financial statements.







                         SUPERIOR PHARMACEUTICAL COMPANY

                       CONDENSED STATEMENTS OF CASH FLOWS
                                   (Unaudited)



                                                       Six Months Ended
                                                       ----------------
                                                     June 30,      June 30,
                                                        1997         1996
                                                    -------------  --------

Cash flows provided by operating activities:
         Net earnings                               $   539,230    $ 1,427,997
         Adjustments to reconcile
          net earnings to net cash
          used in operating activities:
           Depreciation and amortization                 50,520         46,436
           Changes in assets and liabilities:
            Accounts receivable                         791,861     (1,206,283)
            Inventory                                  (319,894)    (2,780,240)
            Other assets                                117,727        410,809
            Accounts payable                           (398,378)     2,991,317
            Bank overdraft                             (790,823)       151,228
                                                      ----------    -----------

                  Net cash provided by (used by)
                  operating activities                   (9,757)     1,041,264
                                                     -----------    -----------

Cash flows used by investing activities:
         Purchase of property and equipment             (15,939)       (74,677)
                                                     -----------    -----------

                  Net cash used by
                  investing activities                  (15,939)       (74,677)
                                                     -----------    -----------

Cash flows provided by (used by) financing
    activities:
         Parent company contributed capital           1,750,000           --
         Line of credit proceeds (payments)
          - net                                        (174,459)       387,692
         Note payable - (payments)                         --          (20,000)
         Distributions to shareholders               (1,346,935)    (1,334,279)
                                                     -----------    -----------

                  Net cash provided by (used by)
                  financing activities                  228,606       (966,587)
                                                     -----------    -----------

Net change in cash                                      202,910           --

Cash balance, beginning of period                          --             --
                                                    -----------    -----------
Cash balance, end of period                         $   202,910    $      --
                                                    ===========    ===========

Cash paid during the period for:
         Interest                                   $   263,928    $   164,050
                                                    ===========    ===========


       See accompanying notes to unaudited condensed financial statements.




                         SUPERIOR PHARMACEUTICAL COMPANY

                NOTES TO UNAUDITED CONDENSED FINANCIAL STATEMENTS

                                  June 30,1997



1.       BASIS OF PRESENTATION

         The accompanying unaudited financial statements of Superior Pharmaceutical Company have been prepared in accordance with generally accepted accounting principles for interim financial information and in accordance with the instructions to Form 10-Q and Rule 10-01 of Regulation S-X. Accordingly, they do not include all information and footnotes required by generally accepted accounting principles for complete financial statement presentation.

         The results of operations for the periods reported are not necessarily indicative of expected results for any future interim period or for a full fiscal year. In the opinion of management, all adjustments have been made (consisting only of normal recurring adjustments) which are necessary for a fair statement of operating results for the interim periods presented.

2.       STOCKHOLDERS' EQUITY

         On June 18, 1997, DynaGen, Inc. acquired all of the outstanding shares of Superior Pharmaceutical Company. Immediately following the closing of the acquisition, DynaGen, Inc., the parent company, contributed $1,750,000 in additional paid-in capital towards working capital for Superior Pharmaceutical Company.